UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 30, 2018

AVALON HOLDINGS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Ohio	1-14105	34-1863889
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One American Way, Warren, Ohio 44484

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (330) 856-8800

(Former name and address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01  Regulation FD Disclosure

On July 30, 2018, Avalon Holdings Corporation (“Avalon” or the “Company”) announced that the Company has received numerous inquiries regarding recent trading activity in the Company’s stock.  The Company has reviewed the Form 3 filed with the Securities and Exchange Commission on July 27, 2018.  The entity filing the Form 3 is not affiliated with the Company and Avalon has no information about that entity’s intentions regarding its holdings.

In response to inquiries regarding a potential change in control, Mr. Ronald Klingle, Chairman and Chief Executive Officer of the Company, holds approximately 67% of the voting power in Avalon, and has advised the Company that he has no present plans to divest any of his holdings. Further information regarding the voting rights of the Company’s shareholders is included in the Company’s filings with the Securities and Exchange Commission, including its most recent proxy statement filed on March 16, 2018.

While the Company is confident in its business plan, it has made no recent material changes to that plan and is unaware of any information or events that would warrant the stock activity over the last five days other than the purchases disclosed in the Form 3.

A copy of the press release is attached as Exhibit 99.1

In accordance with General Instruction B.2 of Form 8-K, the information furnished in this report on Form 8-K pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”), or otherwise subject to the liabilities of that section, unless the Company specifically incorporates it by reference in a document filed under the Exchange Act or the Securities Act of 1933. By filing this report on Form 8-K and furnishing the information pursuant to Item 7.01, the Company makes no admission as to the materiality of any information in this report furnished pursuant to Item 7.01, including Exhibit 99.1, or that any such information includes material investor information that is not otherwise publicly available.

The information furnished in this report on Form 8-K pursuant to Item 7.01, including the information contained in Exhibit 99.1, is summary information that is intended to be considered in the context of the Company’s Securities and Exchange Commission (“SEC”) filings and other public announcements that the Company may make, by press release or otherwise, from time to time. The Company disclaims any current intention to revise or update the information furnished in this report on Form 8-K pursuant to Item 7.01, including the information contained in Exhibit 99.1, although the Company may do so from time to time as its management believes is warranted. Any such updating may be made through the furnishing or filing of other reports or documents with the SEC, through press releases or through other public disclosure.

ITEM 9.01 Financial Statements and Exhibits

Exhibit 99.1 Press release dated July 30, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVALON HOLDINGS CORPORATION (Registrant)

/s/ Bryan P. Saksa
By:	Bryan P. Saksa
Chief Financial Officer and Treasurer

DATED:           July 30, 2018

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated July 30, 2018.

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